UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 5, 2007

Infinity Capital Group, Inc.

(Exact name of registrant as specified in its charter)

Maryland

(State or other jurisdiction of incorporation)

000-30999	16-1675285
(Commission File Number)	(I.R.S. Employer Identification No.)

80 Broad Street, 5th Floor, New York, New York 10004
(Address of principal executive offices) (Zip Code)
Registrant's telephone number, including area code: (212) 962-4400

___________________________________________________________

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act  (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act  (17 CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

TABLE OF CONTENTS

SECTION 1. REGISTRANT'S BUSINESS AND OPERATIONS	1

SECTION 2. FINANCIAL INFORMATION	1

SECTION 3. SECURITIES AND TRADING MARKETS	1

SECTION 4. MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS	1

SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT	1

SECTION 6. RESERVED	1

SECTION 7. REGULATION FD	1

SECTION 8. OTHER EVENTS	1

SECTION 9. FINANCIAL STATEMENTS AND EXHIBITS	1

SIGNATURES	2

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

Not Applicable.

SECTION 2 - FINANCIAL INFORMATION

Not Applicable.

SECTION 3 - SECURITIES AND TRADING MARKETS

Not Applicable.

SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS.

Not Applicable.

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Not Applicable.

SECTION 6 - [RESERVED]

SECTION 7 - REGULATION FD

Not Applicable.

SECTION 8 - OTHER EVENTS

The Company adopted the Code of Ethics as attached hereto as Exhibit 99 on February 5, 2007.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

a)                  Financial Statements -  None

         Exhibits -  99 - Code of Ethics

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

INFINITY CAPITAL GROUP, INC.

(Registrant)

Dated: February 5, 2007

/s/Gregory H. Laborde

Gregory H. Laborde, President

2